Exhibit 99.2

NYSAA Conference Dearborn, Michigan a d v a n c e r e l e n t l e s s l y January 9, 2003 "fast forward"

Lear Total Interior Capabilities Opening Video

Agenda I. Strategic Overview Bob Rossiter, Chairman & CEO II. Customer Focus Jim Vandenberghe, Vice Chairman III. Shareholder Value Dave Wajsgras, SVP & CFO

Lear Profile and Strategic Overview

Lear Profile Founded in 1917; LBO in 1988; Public in 1994 17 Major Acquisitions Since 1994 Last Major Acquisition: UTA Automotive (5/99) Fortune 150 Company World's Leading Automotive Interior Supplier 120,000 Employees In 33 Countries 300+ Facilities Over 85 Years of Automotive History

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 $ In Billions 3.1 4.7 6.2 7.3 9.1 12.4 14.1 13.6 Seating Overheads Door Panels Floor and Acoustics Instrument Panels Electronics We've Steadily Increased our Automotive Interior Capabilities Transformation from Seat Manufacturer to Integrator of Complete Automotive Interiors

"To work relentlessly as a team to maximize shareholder value by consistently delivering the highest quality innovative products and services; to conduct our business with integrity; and to work in partnership with our customers to make them successful." Lear's Business Model Customer Focus Service Quality Innovation Cost Fair Price Dedicated Team Integrity Shareholder Value

Global Business Strategy North America - Leverage our leadership position in total interiors Europe - Improve our business structure and grow our market share Rest of World - Aggressively expand our presence with Asian OEMs Pursue Profitable Growth Worldwide

Customer Focus Driving Growth

Lear Strategic Roadmap - - Advance Relentlessly Revenue and Earnings Growth Seats Total Interior Capabilities Interior Integration Lear Operating Strengths Leading Global Market Position Diversified Customer Base Solid Reputation for Quality Outstanding Customer Relationships Premier Automotive Supplier Lear Financial Strengths Strong Sales Backlog Revenue and Earnings Growth Strong Free Cash Flow Lear Financial Strengths Strong Sales Backlog Revenue and Earnings Growth Strong Free Cash Flow

Global Positions In: Seat Systems #1 Floor & Acoustic #2 Door & Panels #2 Headliners #3 Electronics #3 Instrument Panels #6 Disciplined Focus on Integrated Automotive Interiors No Strategic "Hole" In Product Portfolio Unique, Value-Added Electrical And Electronics Capabilities Lear Has Complete Automotive Interior Capabilities

Lear Has A Diversified Customer Base Lear Content on Over 300 Nameplates Worldwide

Continuous Quality Improvement 5% improvement in 2002 3rd consecutive year of improvement in TGW Highest quality seat manufacturer that supplies multiple OEMs Independent J.D. Power Survey Shows Continuous Improvement in Lear's TGW J.D. Power Seat Survey Lear's Results 1998 1999 2000 2001 2002 TGR 12.4 10.3 9.5 8.3 7.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Things Gone Wrong (TGW) per 100 vehicles 23% Improvement

"Supplier of the Year" Three World Excellence Awards Interior Excellence Award, 5 Lear plants received Gold Awards "Supplier of the Year" Green Partner Award Quality, Cost, Value Awards Quality Master Awards News Articles: Newsweek Named Lear as a "Company of the Future" Auto Interiors Ranked the Ford Thunderbird and Chevy Avalanche 2002 "Interiors of the Year" Recent Industry Awards Received by Lear

2003 Lear Product Highlights At North American International Auto Show General Motors Cadillac SRX Seats, trim, flooring, lift-gate Cadillac XLR Seats, electronics Chevrolet Malibu Electronics GMC Envoy XUV Door panels, mid-gate, console Chevrolet Corvette Seats Pontiac Grand Prix Seats, electronics Buick Ranier Door panels, console Ford Ford F-Series Seats, cockpit assembly, flooring, door panels Ford Freestyle Seats, trim, flooring, O/H and DVD system Lincoln Aviator Climate-controlled seats Ford Mustang Seats Ford 500 Sedan (Concept) Seats, trim, flooring, O/H Ford Model U (Concept) Lear Night Vision DaimlerChrysler Chrysler Pacifica Door panels, trim Dodge Durango Seats, flooring, O/H, electronics European OEMs Opel Vectra Seats, trim, electronics Saab 9-3 Seats, I/P, trim, electronics Fiat Punto Seats, trim Citroen C2 Seats Volvo XC 90 Seats, I/P, electronics Asian OEMs Toyota Sienna Seats, door panels Nissan Maxima Interior trim Mazda RX-8 Total interior (Systems Integrator)

Backlog Improves to $4 Billion Total interior program New business with Asian OEMs Growing electronics New IP and cockpit programs 1998 1999 2000 2002 Status 2003 Status TGR 12.4 11.8 10.5 3.6 4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 5-Year Sales Backlog Major Areas of Growth 2002 - 2006 Status 2003 - 2007 Status

Lear Progressing from Systems Integrator to Total Interior Integrator

LEAR CORPORATION

	Systems Integrator	Total Interior Integrator
Design	OEM Lead	Supplier Lead
Engineering	Shared	Supplier Lead
Sourcing	OEM Directed	Supplier Directed
Manufacturing	Supplier	Supplier
Sub-Assembly	Supplier	Supplier
Sequencing	Supplier	Supplier

Lear Examples

	Systems Integrator	Total Interior Integrator
Lear Examples	Chrysler Minivans Ford Thunderbird Mazda RX-8 Mahindra Scorpio	

First Total Interior program ever awarded by a major OEM

Delivering Shareholder Value

Lear Strategic Roadmap - - Advance Relentlessly Revenue and Earnings Growth Seats Total Interior Capabilities Interior Integration Lear Operating Strengths Leading Global Market Position Diversified Customer Base Solid Reputation for Quality Outstanding Customer Relationships Premier Automotive Supplier Lear Financial Strengths Strong Sales Backlog Revenue and Earnings Growth Strong Free Cash Flow Lear Operating Strengths Leading Global Market Position Diversified Customer Base Solid Reputation for Quality Outstanding Customer Relationships

Financial Priorities We are keenly focused on: Growing our business profitably Improving our margins Generating cash Reducing debt Improving ROIC Transparency Meeting Our Commitments and Delivering Shareholder Value

Focused Strategy has Led to Profitable Growth for Lear Net Sales Earnings 0.29 0.29 29% 28% 10 Years of Growth Net sales increased from $1 billion to $14 billion 17 major acquisitions during this period 60% acquisition growth 40% organic growth Lear now ranks 150 among the Fortune 500 Lear Ranks 10th in the Fortune 500 - 10 Year Sales Growth Rankings Average Annual Increase

Sales Backlog Prior Backlog + New / Replacement Programs - Roll-off / Lost Programs -/+ Projected Pricing / Additional Content +/- Foreign Exchange = New Backlog How we Define it... Realistic Proxy for Forecasting our "Top Line" Growth

Sales Backlog - Macro Assumptions North America - 16 million No Change Western Europe - 16 million No Change South America - 1.9 million No Change Asia Pacific - Program Specific No Change Currency - Euro / US Dollar Parity Stronger Euro Change from Prior Industry Production* * Assumes J.D. Power and Associates market share projections

Sales Backlog Grows to $4.0 Billion 2002 - 2006 Backlog $ 3.6 Roll-off of 2002 (0.8) 2003 - 2006 0.6 Add-on 2007 0.5 Foreign Exchange 0.1 2003 - 2007 Backlog $ 4.0 Amount (Bils) Growing electronics New IP and cockpit programs Total interior program New business with Asian OEMs

Present Backlog (millions) 2003 $ 900 2003 - 2005 $ 2,500 2003 - 2007 $ 4,000 Customer, Geographic and Product Diversification Improves Backlog By Customer Big 3 45 % European 30 % Asian 25 % Backlog By Region North America 40 % Europe 45 % Rest of World 15 % Backlog By Product Seats 35 % Electronics 25 % Interiors 40%

Backlog Highlights Customer diversification improves Asian OEMs and transplants now 25% IP's and cockpits now represent 25% Growth in higher margin segments, primarily electrical and electronics systems Includes first-ever Total Interior program Backlog now stands at the highest-ever absolute level and percent of annual sales

Lear Continues to Improve Margins & ROIC Improving Operating Margins & ROIC Up from 2001 Up from 2002 Operating Margin 2001 2002 2003 0.035 0.04 0.045 ROIC

Lear has Generated Over $1 Billion in Free Cash Flow Since 1999 Cumulative Free Cash Flow Since 1999 Free Cash Flow* ($ Millions) * Operating cash flow less capital expenditures 1999 2000 2001 2002 East 179 600 900 1200 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

2002 2003 16.5 15 2 North America (in millions) 2002 Forecast 2003 Outlook 16.0 16.4 Preliminary 2003 Outlook Vehicle Production Assumptions 2002 2003 15 15 2 2002 Forecast 2003 Outlook 16.0 16.0 Western Europe (in millions) 2003 Production Down in North America; Flat in Western Europe

Preliminary 2003 Outlook Net Sales and Earnings Growth 2002 2003 6 12.5 2 4% - 6% Net Sales EPS 10% - 15% Operating Margins & ROIC to Improve Another Solid Year of Sales and Earnings Growth

Capital Expenditures (in millions) 2002 2003 300 300 2 2002 2003 $300 $300 2002 2003 300 400 2 Free Cash Flow (in millions) 2002 2003 $400 $300 - $350 Interest Expense: ? $215 M $200 M $300 M $300 M Depreciation: Preliminary 2003 Outlook Capital Spending and Free Cash Flow 2003 Capital Spending Flat; Free Cash Flow Increases to $400 Million Range

Why Invest in Lear? Lear is well positioned for growth with total interiors; backlog at highest level ever Operating margins improving Double-digit earnings per share growth Continuing strong free cash flow and debt reduction Solid and improving capital structure Operational excellence -- quality, cost, speed, innovation and customer satisfaction Customer-Focused and Shareholder-Driven A Leading Position in the Fastest Growing Segment in the Automotive Industry

ADVANCE RELENTLESSLY(tm) NYSE: LEA www.lear.com

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which we operate, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which we are a supplier, labor disputes involving us or our significant customers, our success in achieving cost reductions that offset or exceed customer- mandated selling price reductions, increases in our warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which we operate, raw material shortages, unanticipated changes in free cash flow and other risks detailed from time to time in our Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and we do not assume any obligation to update them. Forward Looking Statement